FIRST AMENDMENT TO
                          PEOPLES BANK & TRUST COMPANY
                          DIRECTORS DEFERRED FEES PLAN


         This First Amendment to Peoples Bank &Trust Company Directors Deferred Fees Plan ("Plan") is effective as of the 31st day of December, 1998, pursuant to Section 6.01 of the Plan, modifies and amends the Plan as set forth herein.

                                    ARTICLE I
                                    AMENDMENT

         Section 2.02(a) of the Plan is hereby amended by adding the following at the end of such section:

                  "After December 31, 1998, no further deferral of Fees shall be permitted under the Plan by any Participant."

                                   ARTICLE II
                                  CONFIRMATION

         Except as modified and amended hereby, the Plan remains in full force and effect.


         EXECUTED this 19th day of November, 1998 and EFFECTIVE as of December 31, 1998.


                                         PEOPLES BANK & TRUST COMPANY

                                         By: /s/ William E. McWhirter
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                                         Its: Chairman
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